EXHIBIT 32.2

                              MAMMATECH CORPORATION
                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Mammatech Corporation (the "Company") on Form 10-KB for the period ended August 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mary Bailey Sellers, Treasurer, Chief Financial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


By:   /s/ Mary Bailey Sellers                           Dated: November 25, 2009
      -----------------------
     Mary Bailey Sellers
     Title: Chief Financial Officer

     This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.